                                  EXHIBIT 99.3

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

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LTV :                                        HELOC        HELOC %
-----------------------------------     --------------   --------
                        BELOW 70.01         58,769,309       8.00%
                        70.01 TO 75         31,506,225       4.29%
                        75.01 TO 80         79,794,063      10.86%
                        80.01 TO 85         47,070,634       6.41%
                        85.01 TO 90        266,765,384      36.31%
                        90.01 TO 95        151,233,476      20.59%
                       95.01 TO 100         99,507,057      13.54%

FICO
-----------------------------------
                         600 TO 624          1,244,047       0.17%
                         625 TO 649         29,559,975       4.02%
                         650 TO 674        100,698,848      13.71%
                         675 TO 699        187,591,963      25.54%
                           700 PLUS        415,551,315      56.56%

PROPERTY TYPE:
-----------------------------------
                    2-4 FAMILY DET.         66,499,851       9.05%
                             CONDO.         64,999,947       8.85%
                          MIXED USE              5,093       0.00%
                                PUD        142,644,770      19.42%
                      SINGLE-FAMILY        460,496,488      62.68%

PURPOSE:
-----------------------------------
CASH OUT REFI (COF) BELOW 70.01 LTV         55,329,549       7.53%
           COF WITH LTV 70.01 TO 75         27,152,454       3.70%
           COF WITH LTV 75.01 TO 80         67,979,444       9.25%
           COF WITH LTV 80.01 TO 85         39,313,261       5.35%
           COF WITH LTV 85.01 TO 90        128,315,423      17.47%
           COF WITH LTV 90.01 TO 95         45,548,512       6.20%
          COF WITH LTV 95.01 TO 100          6,496,679       0.88%
                           PURCHASE        312,998,996      42.61%
                REFINANCE RATE/TERM         51,511,831       7.01%

OCCUPANCY STATUS:
-----------------------------------
                           2ND HOME         15,732,499       2.14%
                         INVESTMENT        136,225,008      18.54%
                     OWNER OCCUPIED        582,688,642      79.32%

LOAN BALANCE
-----------------------------------
                       BELOW 50,000        199,027,719      27.09%
              100,000.01 TO 150,000        107,371,968      14.62%
              150,000.01 TO 200,000         95,528,120      13.00%
              200,000.01 TO 400,000         35,783,093       4.87%
              400,000.01 TO 500,000          2,878,381       0.39%
                  50,000 TO 100,000        292,909,242      39.87%
              500,000.01 TO 600,000            502,445       0.07%
            600,000.01 TO 1,000,000            645,180       0.09%

LOAN TERM
-----------------------------------
                                180        620,582,894      84.47%
                                300        114,063,255      15.53%


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DOCUMENTATION TYPE
-----------------------------------
                 FULL DOCUMENTATION        178,364,908      24.28%
      STATED DOCS WITH LTV BELOW 70         48,064,300       6.54%
      STATED DOCS WITH LTV 70 TO 75         25,548,169       3.48%
   STATED DOCS WITH LTV 75.01 TO 80         64,339,321       8.76%
   STATED DOCS WITH LTV 80.01 TO 85         36,605,315       4.98%
   STATED DOCS WITH LTV 85.01 TO 90        205,232,346      27.94%
   STATED DOCS WITH LTV 90.01 TO 95         92,761,001      12.63%
  STATED DOCS WITH LTV 95.01 TO 100         81,428,537      11.08%

LIEN STATUS
-----------------------------------
                           1ST LIEN          6,853,699       0.93%
     SECOND LIENS WITH LTV BELOW 85        205,365,392      27.95%
     SECOND LIENS WITH LTV 85 TO 90        273,885,371      37.28%
  SECOND LIENS WITH LTV 90.01 TO 95        151,233,476      20.59%
 SECOND LIENS WITH LTV 95.01 TO 100         97,308,210      13.25%

INTEREST ONLY
-----------------------------------
                                 IO     734,276,024.65      99.95%
                             NON IO         370,123.68       0.05%

MIXED USE STRATIFICATION:
-----------------------------------
Total Balance                                 5,093.40
% Pool Balance                                    0.00%
Ave. FICO                                          696
Ave. LTV                                         22.25
% Full Docs                                       0.00%

SILENT SECONDS STRATIFICATION:
-----------------------------------
Total Balance                                        -
% Pool Balance                                    0.00%
Ave. FICO                                            0
Ave. LTV                                          0.00
% Full Docs                                       0.00%

2ND LIEN STRATIFICATION:
-----------------------------------
Total Balance                           727,792,449.32
% Pool Balance                                   99.07%
Ave. FICO                                          711
Ave. LTV                                         87.39
% Full Docs                                      23.90%

LTV ABOVE 90 STRATIFICATION:
-----------------------------------
Total Balance                           250,740,533.60
% Pool Balance                                   34.13%
Ave. FICO                                          718
Ave. LTV                                         96.74
% Full Docs                                      10.23%